MASSMUTUAL SELECT FUNDS

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MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select PIMCO Total Return Fund

MassMutual Select Strategic Bond Fund

MassMutual Select Strategic Balanced Fund

MassMutual Select BlackRock Global Allocation Fund

MassMutual Select Diversified Value Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Value Equity Fund

MassMutual Select Large Cap Value Fund

MassMutual Select Indexed Equity Fund

MassMutual Select Core Opportunities Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Large Cap Growth Fund

MassMutual Select Growth Opportunities Fund

MassMutual Select NASDAQ-100® Fund

MassMutual Select Focused Value Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Small Cap Value Equity Fund

MassMutual Select Small Company Value Fund

MassMutual Select Mid Cap Growth Equity II Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Small Company Growth Fund

MassMutual Select Diversified International Fund

MassMutual Select Overseas Fund

MassMutual RetireSMARTSM Conservative Fund

MassMutual RetireSMARTSM Moderate Fund

MassMutual RetireSMARTSM Moderate Growth Fund

MassMutual RetireSMARTSM Growth Fund

MassMutual RetireSMARTSM In Retirement Fund

MassMutual RetireSMARTSM 2010 Fund

MassMutual RetireSMARTSM 2015 Fund

MassMutual RetireSMARTSM 2020 Fund

MassMutual RetireSMARTSM 2025 Fund

MassMutual RetireSMARTSM 2030 Fund

MassMutual RetireSMARTSM 2035 Fund

MassMutual RetireSMARTSM 2040 Fund

MassMutual RetireSMARTSM 2045 Fund

MassMutual RetireSMARTSM 2050 Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

October 31, 2011

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with: (i) the election of Trustees of the Trust; (ii) adoption of an Amended and Restated Agreement and Declaration of Trust of the Trust; (iii) adoption of an amended and restated investment management agreement for each Fund; (iv) adoption of an amended and restated investment management agreement to increase the investment advisory fee rate payable by the Select NASDAQ-100 Fund; and (v) the modernization and standardization of certain fundamental investment restrictions. This Information Statement is being delivered to shareholders of record as of October 17, 2011 on or about October 31, 2011.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”), certain employee benefit plans of PricewaterhouseCoopers LLP, and certain of the MassMutual RetireSMARTSM Funds (together in their capacity as the majority shareholder of the Trust, the “Majority Shareholder”). The Majority Shareholder anticipates electing the Trustees and approving each of the Proposals included herein by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The following is a list of the Proposals presented in this Information Statement and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.	All Funds
Proposal 2: To approve an Amended and Restated Agreement and Declaration of Trust.	All Funds
Proposal 3: To approve an amended and restated investment management agreement.	All Funds
Proposal 4: To approve an amended and restated investment management agreement to increase the investment advisory fee rate payable by the Select NASDAQ-100 Fund.	Select NASDAQ-100 Fund
Proposal 5.A: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to diversification of investments.	Select Blue Chip Growth Fund
Proposal 5.B: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities.	Select Blue Chip Growth Fund
Proposal 5.C: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to participation in the underwriting of securities.	Select Blue Chip Growth Fund
Proposal 5.D: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to investment in real estate.	Select Blue Chip Growth Fund

Proposal	Affected Funds
Proposal 5.E: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds except Select PIMCO Total Return Fund, RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, and Select Value Equity Fund
Proposal 5.F: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to making loans.	Select Blue Chip Growth Fund
Proposal 5.G: To approve an amendment to the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to concentrating investments in an industry.	Select Blue Chip Growth Fund
Proposal 5.H: To approve the elimination of the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to investing all assets in a single open-end management investment company.	Select Blue Chip Growth Fund

I.	PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds:

All Funds

The Board of Trustees (the “Board”) is currently comprised of the following eight Trustees: Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., Elaine A. Sarsynski, and Susan B. Sweeney. Ms. Boland is due to retire on December 31, 2011. The Trust’s shareholders have previously elected each of these eight Trustees. The Board recently authorized that the number of Trustees be increased to ten. The following three individuals were recently recommended by the Trust’s Nominating Committee to also be presented to the Trust’s shareholders for election: Nabil N. El-Hage, Maria D. Furman, and C. Ann Merrifield (the “Nominees”). These three individuals were recommended by MassMutual’s management and currently serve as trustees for two other open-end management investment companies for which MassMutual serves as investment adviser, the MML Series Investment Fund II (“MML Series II”) and the MassMutual Premier Funds (“Premier Funds”).

Upon election, each Trustee of the Trust will serve, effective January 1, 2012, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought, and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee, Nominee, and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Independent Trustees
Richard H. Ayers Age: 69	Chairman[2] Trustee	Since 2010 Since 1996	Retired.	66	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	66	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Nabil N. El-Hage Age: 53	Nominee	N/A	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Harvard Business School.	31	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company); Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 57	Nominee	N/A	Retired.	31	Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	66	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired.	102[3]	Trustee (since 2000), Denver Board — Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

C. Ann Merrifield Age: 60	Nominee	N/A	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	66	Trustee (since 2009), MML Series Investment Fund (open-end investment company).
Interested Trustees
Robert E. Joyal[4] Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	68[5]	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006) Jefferies Group, Inc. (investment bank); Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Elaine A. Sarsynski[6] Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	97	Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (1998-2008), ING.	97

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001-2008	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual.	97

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services.	97

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.	97

Eric H. Wietsma Age: 45	President Vice President	Since 2008 2006-2008	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual.	97

[1]

Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

[2]

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

[3]

This number includes Denver Board — Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

[4]

Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, or other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

[5]

This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

[6]	Ms. Sarsynski is an Interested Person through her employment with MassMutual.
[7]

The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Nominee Qualifications

The Trust’s Agreement and Declaration of Trust does not set forth any specific qualifications to serve as a trustee. The charter of the Nominating Committee of the Trust states that all independent Trustee candidates must have a college degree or, in the judgment of the Committee, equivalent business experience; and that the Committee may take into account a wide variety of factors in considering independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience and skills would complement the background, experience and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Information Statement). Each Trustee or Nominee was nominated to serve or to be re-elected to the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory, and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

C. Ann Merrifield—As trustee of a healthcare organization and a former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory, and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and an MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Leadership Structure and Risk Oversight

As noted above, the Board is currently comprised of eight Trustees, a majority of whom are independent Trustees. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the independent Trustees have retained independent legal counsel.

The Board has appointed an independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings.

The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the five standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting, and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Board Committees and Meetings. The Board had five regularly scheduled meetings in 2010. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Nominating Committee. The Trust has a Nominating Committee, consisting of each independent Trustee of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met once during 2010. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission (the “SEC”) or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name and address as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law. The Nominating Committee Charter is attached as Exhibit 1 to this Information Statement. The Charter is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are independent Trustees of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2010, the Audit Committee met six times.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is an independent Trustee of the Trust. The Contract Committee met once during 2010. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee. The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal, and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met once during 2010. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts, and (iii) to consider the retirement policies of the Board.

Valuation Committee. The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the Chief Compliance Officer), Secretary, and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Trustee Compensation. Effective January 1, 2011, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $12,900 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2010 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee was paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2010 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	—	$154,022	$242,901
Chairman and Trustee
Allan W. Blair	$53,172	—	$88,620
Trustee
Mary E. Boland[1]	—	$131,295	$210,065
Trustee
R. Alan Hunter, Jr.	$55,980	$61,212	$182,277
Trustee
Robert E. Joyal	—	$121,521	$190,260
Trustee
F. William Marshall, Jr.	$53,640	—	$288,400
Trustee
Elaine A. Sarsynski[2]	$0	—	$0
Trustee
Susan B. Sweeney	$53,172	—	$88,620
Trustee

(1)	Ms. Boland will be retiring effective December 31, 2011.

(2)	Ms Sarsynski, as an employee of MassMutual, received no compensation for her role as Trustee to the Trust.

Share Ownership of the Trustees of the Trust and the Nominees. The table below sets forth information regarding the Trustees’ and Nominees’ beneficial ownership of Fund shares, based on the value of such shares as of August 31, 2011. The following table also sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee and each Nominee as of August 31, 2011 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee/Nominee	The Dollar Range of Equity Securities Beneficially Owned in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies To Be Overseen by Trustee in Family of Investment Companies[1]
Independent Trustees/Nominees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	$10,001 - $50,000
Maria D. Furman	None	$10,001 - $50,000
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None

Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

[1]	Securities valued as of August 31, 2011.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of August 31, 2011, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Mr. Marshall, $1 - $10,000, and Ms. Sarsynski, $50,001 - $100,000.

To the knowledge of the Trust, as of August 31, 2011, neither the independent Trustees, the Nominees who would qualify as independent Trustees, or their immediate family members owned beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

II.	PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Affected Funds:

All Funds

Each of the Funds is a series of shares of the Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Trust and each of the Funds operates under an Agreement and Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Current Declaration”).

The four trusts in the MassMutual fund complex (each, a “MassMutual Trust”) were formed at different times, and their Current Declarations differ from each other. Those differences can create inefficiencies in the operations of the complex that can be disadvantageous to the funds in the complex and their shareholders and to MassMutual. In addition, the terms of the Current Declarations do not provide for the flexibility and limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. MassMutual believes that adoption of an amended declaration of trust for each of the MassMutual Trusts (i) will provide the Trustees flexibility to manage the funds in the complex in an efficient and cost-effective manner in the best interests of shareholders, (ii) will help the MassMutual Trusts to attract and retain attractive candidates to serve as trustees by providing them with broad indemnification rights and limitations on liability, and (iii) will streamline corporate governance among the MassMutual Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and

MassMutual’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Trust vote to approve an Amended and Restated Declaration of Trust (the “Proposed Declaration”), a form of which is included herein as Exhibit 3. The form of the Proposed Declaration is also being proposed for the other MassMutual Trusts.

Under this Proposal the Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Exhibit 2, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described below or in the chart, so you should carefully review the form of Proposed Declaration in Exhibit 3.

Some of the more significant changes include the following: (i) a change designed to clarify that one standard of care applies to all Trustees, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold, (ii) changes that expand the circumstances under which Trustees and officers may be indemnified by the Trust and when expenses will be advanced for such indemnification, (iii) removal of the ability of shareholders to remove trustees, (iv) a change in how shareholder votes are calculated (from one vote for each dollar of net asset value in the Current Declaration to one vote per share in the Proposed Declaration), (v) a change in the quorum requirement for meetings of shareholders from 30% to 10% of shares (or votes, in the case of the Current Declaration), (vi) changes that would generally allow the Trustees to amend the Declaration of Trust without a shareholder vote, and (vii) changes adding conditions to the ability of shareholders to bring derivative actions.

Upon approval of this Proposal, the Adviser plans to review the Trust’s current bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Trust to make consistent or necessary and appropriate changes based on the Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. Subject to receipt of the affirmative vote of holders of a majority of the votes represented by outstanding shares of the Trust entitled to vote, the Proposed Declaration for the Trust will become effective when a majority of the Trustees has signed the Proposed Declaration and caused it to be filed with the Secretary of State of The Commonwealth of Massachusetts.

Summary of Some Important Differences. A summary of some of the important differences (as noted above) between the Proposed Declaration and the Current Declaration is set forth below.

Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. The Current Declaration does not contain comparable language, and the proposed change is intended to provide an extra safeguard for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications.

Indemnification of Trustees and Officers. The Current Declaration provides for indemnification by the Funds of Trustees and officers, but provides that a person will not be entitled to indemnification for any liability to the Trust or its shareholders if the person would have been liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office. The Proposed Declaration provides a procedure for determining whether the person in question has engaged in such disabling conduct. It provides that a person will not be entitled to indemnification only if the person “shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding [in respect of which indemnification is sought] to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office.”

In addition, Section 3 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and has acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

Similarly, Section 5 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that states that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere will not, in and of itself, create a presumption that a Trustee or officer did not act in good faith and in the reasonable belief that his or her action was in the best interest of the Trust.

The Current Declaration provides that the Trust may advance legal fees and expenses to a person before the outcome of any action, suit, or other proceeding for which the person may be indemnified (subject to a number of conditions intended generally to help ensure that the Trust will be able to recover amounts advanced if it turns out that the recipient was not in fact entitled to indemnification). The Proposed Declaration provides that the Trust “shall” advance such fees and expenses (subject to the same conditions), providing additional certainty to Trustees and other persons that they will not be required to expend their own assets to pay those fees and expenses prior to a final determination as to the action, suit, or proceeding.

These changes both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a person will be denied indemnification.

Shareholder Voting Rights. The Proposed Declaration provides that each share is entitled to one vote, with fractional shares voting proportionally. The Current Declaration provides that a shareholder is entitled to one vote for each dollar of net asset value represented by the shares owned by that shareholder. As a result, a shareholder’s relative voting power under the Proposed Declaration will reflect the number of shares he or she owns, rather than necessarily the dollar value of his or her investment in the Trust or a Fund. In addition the Proposed Declaration removes the power of shareholders to remove a Trustee; the Board would continue to have the power to remove Trustees.

The Proposed Declaration would also reduce the required quorum for a meeting of shareholders from 30% to 10% of the shares (or votes, in the case of the Current Declaration) entitled to act on a matter. This change would avoid the delay and expense required to ensure that a quorum is present at any meeting, but permits a smaller minority of shareholders to take action on a matter.

Amendment. The Current Declaration provides that, except in certain limited circumstances, the Declaration of Trust may not be amended without a majority shareholder vote. The Proposed Declaration provides that the Trustees may amend the Declaration of Trust without a shareholder vote, except where a shareholder vote is required by any provision of the Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a shareholder vote.

Derivative Actions. Under certain circumstances, a shareholder of a corporate entity may have the right to bring a “derivative” action on behalf of the corporate entity, in the name of the corporate entity. The shareholder must typically first make demand on the corporate entity’s governing board, to provide the governing board the opportunity to determine on behalf of the entity whether or not to bring the action. The Current Declaration provides that a shareholder may not bring a derivative action on behalf of the Trust or any Fund unless the shareholder has made a prior demand on the Trustees that they bring the action on behalf of the Trust or the Fund. The Proposed Declaration contains a similar provision, but adds a number of related provisions, including among other things that: the Trustees must consider any demand within 45 days of receipt; that any decision by the Trustees to bring or not to bring or to settle any action will be binding upon shareholders; and that demand will only be excused when the shareholder wishing to bring the derivative action makes a specific showing that irreparable injury to the Trust or the Fund in question would otherwise result.

III.	PROPOSAL 3: TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Affected Funds:

All Funds

The Board has unanimously approved amended and restated investment management agreements (each, an “Amended Agreement” and collectively, the “Amended Agreements”) between MassMutual and the Trust, on behalf of each of the Funds, and is recommending that shareholders of each Fund approve the Amended Agreement.

Generally, the purpose of the Amended Agreements is to clarify the respective obligations of the parties and to bring greater consistency among the investment management agreements between MassMutual and the various mutual funds advised by it. Under the Amended Agreements, MassMutual would continue to provide the same level of service as it provides under the current investment management agreements between MassMutual and the Trust with respect to each Fund (each, a “Current Agreement” and collectively, the “Current Agreements”). There would be no change in the fees payable by any of the Funds other than that proposed separately for the Select NASDAQ-100 Fund in Proposal 4 below. Descriptions of the Current and Amended Agreements, as well as some important differences, are set forth below.

Subject to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, the Amended Agreement will be put in place for such Fund.

Description of the Current and Amended Agreements and Proposed Changes. The Current Agreements became effective on the dates set forth in the table below and were last approved by the Board on May 9, 2011. The last time a Current Agreement was submitted to a vote of shareholders of the relevant Fund was when that Fund was organized.

Fund	Effective Date
Select PIMCO Total Return Fund	June 30, 2010
Select Strategic Bond Fund	December 31, 2004
Select Strategic Balanced Fund	December 31, 2003
Select BlackRock Global Allocation Fund	November 27, 2009
Select Diversified Value Fund	October 11, 2004
Select Fundamental Value Fund	December 31, 2001
Select Value Equity Fund	May 1, 2001
Select Large Cap Value Fund	May 1, 2000
Select Indexed Equity Fund	May 1, 2000
Select Core Opportunities Fund	March 31, 2006
Select Blue Chip Growth Fund	June 1, 2001
Select Large Cap Growth Fund	December 31, 2001
Select Growth Opportunities Fund	May 1, 2000
Select NASDAQ-100 Fund	May 1, 2000

Fund	Effective Date
Select Focused Value Fund	May 1, 2000
Select Mid-Cap Value Fund	August 29, 2006
Select Small Cap Value Equity Fund	March 31, 2006
Select Small Company Value Fund	December 31, 2001
Select Mid Cap Growth Equity II Fund	May 1, 2000
Select Small Cap Growth Equity Fund	May 3, 1999
Select Small Company Growth Fund	December 31, 2001
Select Diversified International Fund	December 14, 2006
Select Overseas Fund	May 1, 2001
RetireSMART Conservative Fund	June 20, 2011
RetireSMART Moderate Fund	June 20, 2011
RetireSMART Moderate Growth Fund	June 20, 2011
RetireSMART Growth Fund	June 20, 2011
RetireSMART In Retirement Fund	December 31, 2003
RetireSMART 2010 Fund	December 31, 2003
RetireSMART 2015 Fund	April 1, 2010
RetireSMART 2020 Fund	December 31, 2003
RetireSMART 2025 Fund	April 1, 2010
RetireSMART 2030 Fund	December 31, 2003
RetireSMART 2035 Fund	April 1, 2010
RetireSMART 2040 Fund	December 31, 2003
RetireSMART 2045 Fund	April 1, 2010
RetireSMART 2050 Fund	December 17, 2007

Investment Advisory Services. Under both the Current and Amended Agreements, MassMutual undertakes to act as the investment adviser to the Funds, and agrees to perform its duties and functions under the Agreements in accordance with: (i) the 1940 Act, the Investment Advisers Act of 1940 and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) the Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) the Fund’s then-current prospectus and statement of additional information. Both the Current and Amended Agreements also contemplate MassMutual’s engagement of subadvisers for the Funds, pursuant to investment subadvisory agreements. MassMutual is responsible for compensating any subadviser to which it delegates any duties.

Advisory Fees. For its services under the Current and Amended Agreements, MassMutual is paid an investment advisory fee monthly, at an annual rate based upon the average daily net assets of each Fund as follows:

Fund
Select PIMCO Total Return Fund	0.35%
Select Strategic Bond Fund	0.55% on the first $200 million; and 0.45% on assets over $200 million
Select Strategic Balanced Fund	0.60%
Select BlackRock Global Allocation Fund	0.80%
Select Diversified Value Fund	0.50% on the first $500 million; and 0.45% on assets over $500 million
Select Fundamental Value Fund	0.650% on the first $1.25 billion; 0.625% on the next $250 million; and 0.600% on assets over $1.5 billion
Select Value Equity Fund	0.70%

Fund
Select Large Cap Value Fund	0.65% on the first $750 million; and 0.60% on assets over $750 million
Select Indexed Equity Fund	0.10% on the first $2.5 billion; 0.08% on the next $2.5 billion; and 0.05% on assets over $5 billion
Select Core Opportunities Fund	0.70%
Select Blue Chip Growth Fund	0.65% on the first $750 million; and 0.60% on assets over $750 million
Select Large Cap Growth Fund	0.65%
Select Growth Opportunities Fund	0.73%
Select NASDAQ-100 Fund	0.15%
Select Focused Value Fund	0.69% on the first $1 billion; and 0.64% on assets over $1 billion
Select Mid-Cap Value Fund	0.70%
Select Small Cap Value Equity Fund	0.75%
Select Small Company Value Fund	0.85%
Select Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and 0.70% on assets over $2 billion
Select Small Cap Growth Equity Fund	0.82%
Select Small Company Growth Fund	0.85%
Select Diversified International Fund	0.90%
Select Overseas Fund	1.000% on the first $750 million; 0.975% on the next $500 million; and 0.950% on assets over $1.25 billion
RetireSMART Conservative Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART Moderate Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART Moderate Growth Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART Growth Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART In Retirement Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2010 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2015 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2020 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2025 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2030 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2035 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2040 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2045 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million
RetireSMART 2050 Fund	0.05% on the first $500 million; and 0.00% on assets over $500 million

For a description of the amounts the Funds paid to MassMutual for advisory services and the other fees paid to MassMutual and its affiliates by the Funds during the fiscal year ended December 31, 2010, please see the section in this Proposal titled “Additional Information Regarding MassMutual” below.

Portfolio Transactions and Brokerage. Under both the Current and Amended Agreements, MassMutual agrees to seek best execution in executing portfolio transactions and selecting broker-dealers for a Fund. Both Agreements provide that, in selecting broker-dealers to execute transactions, MassMutual may take into account all relevant factors and considerations, including, insofar as feasible: (i) the execution capabilities required by the transaction or transactions; (ii) the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; (iii) the importance to the Fund of speed, efficiency, or confidentiality; (iv) the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; and (v) any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

Duration and Termination. The Current and Amended Agreements include similar provisions regarding duration and termination. The Current Agreements initially continue in effect for a period of two years, and thereafter, from year to year so long as such continuance is approved at least annually by the Board, including the vote of a majority of the Trustees who are not parties to such Agreements or interested persons of any such party, or by the holders of a majority of the outstanding voting securities of the relevant Fund. The Amended Agreements continue in effect from year to year, so long as such continuance is approved at least annually by the Board or by the holders of a majority of the outstanding voting securities of the relevant Fund, and in either case by a majority of the Trustees who are not parties to such Agreements or interested persons of any such party. The Current Agreements may be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon sixty days’ written notice to the other party and the Trust, or (ii) by the Trust at any time without penalty upon sixty days’ written notice to MassMutual. The Amended Agreements may be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Current and Amended Agreement automatically terminates upon its assignment.

Standard of Care and Limitation of Liability. Both the Current and Amended Agreements provide that MassMutual will not be liable to a Fund in the absence of MassMutual’s willful misfeasance, bad faith, or gross negligence, or reckless disregard to its obligations and duties under such Agreement. Similarly, both the Current and Amended Agreements include disclaimers of shareholder and Trustee liability for obligations of the Trust.

Description of Certain Differences between the Current and Amended Agreements. The following is a brief description of certain differences between the Current and Amended Agreements. The proposed changes are not expected to affect the nature or quality of the services to be provided to the Funds by MassMutual. A copy of the form of the Amended Agreements, marked to show changes from the form of the Current Agreements, is attached as Exhibit 4. The descriptions of the Amended Agreements and differences from the Current Agreements in this Information Statement are qualified in their entirety by reference to Exhibit 4. Note that some of the differences described do not apply to the Current Agreements for the four risk-based RetireSMART Funds, because these Funds were recently organized and already have investment management agreements containing substantially similar provisions to the Amended Agreements.

•

The Amended Agreements include provisions intended to clarify MassMutual’s role when a subadviser has been retained on behalf of a Fund. In particular, the Amended Agreements make clear that MassMutual’s obligations to furnish a continuous investment program for a Fund and to make investment decisions on behalf of the Fund and place orders for the purchase and sale of portfolio securities apply only to the extent a subadviser has not been retained for the Fund. The Amended Agreements also make clear that MassMutual retains a number of important obligations under the Agreements even when a subadviser is appointed, including, among others, board reporting, analysis and review of subadviser performance, assistance in the annual advisory contract renewal process, assistance in the identification and vetting of new or replacement subadvisers, and, in general, the performance of all obligations under the Agreements not delegated to the subadviser. The Amended Agreements also indicate that MassMutual will provide advice and recommendations to the Board, and perform such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

•

The Amended Agreements have been revised to provide explicitly that MassMutual is not obligated to pay any expenses of or for the Trust or the applicable Fund not expressly assumed by MassMutual pursuant to the Agreement. This provision is consistent with the practice of the parties under the Current Agreements. The provision of the Amended Agreements relating to expenses also has been revised to provide flexibility as to the allocation of certain expenses between the Fund and MassMutual, such as expenses of certain Fund officers, including the Chief Compliance Officer.

•

Although both the Current and Amended Agreements include provisions governing MassMutual’s standard of care and limitations on liability, various provisions in the Amended Agreements have been revised. For example, the Amended Agreements provide that absent willful misfeasance, bad faith, or gross negligence or the reckless disregard of its obligations and duties under the Amended Agreement, MassMutual, including its officers, directors, and partners, will not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Amended Agreement. The Current Agreement generally contains similar language, providing that MassMutual will not be liable, in the absence of its “willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties” under the Current Agreements for “any loss sustained by reason of good faith errors or omissions in connection with any matters to which this [Current] Agreement relates.” The proposed revisions are intended to provide greater clarity and uniformity to the language. In addition, the Amended Agreements make clear that MassMutual is not liable for the performance of a subadviser. The Amended Agreements also specifically limit MassMutual’s liability in certain circumstances when MassMutual has relied upon the advice of legal counsel or for any action reasonably taken or omitted to be taken in its capacity as investment adviser in reasonable reliance on any document, certificate, or instrument, which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. In some instances, the revised language may have the effect of limiting MassMutual’s liability beyond the extent provided under the Current Agreements.

Evaluation by the Board. On August 9, 2011, the Board held a meeting called for the purpose of considering, among other things, the Amended Agreements. In their consideration of the Amended Agreements, the Trustees noted that they recently had approved the continuation of the Current Agreements for all of the affected Funds (except in cases where the Funds were only recently organized), and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to any of the Funds. The Trustees noted that the differences between the Current and Amended Agreements did not appear intended to change in any material respect the nature or quality of the services to be provided by MassMutual to the Funds, but rather were intended principally to clarify the nature of MassMutual’s obligations to the Funds, particularly in cases where a subadviser has been appointed for some or all of a Fund’s assets, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. In light of the nature of these proposed changes to the Current Agreements, it was not deemed necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale, factors that the Board had considered in the most recent approval of the Current Agreements. The Trustees considered that no change was being proposed to the advisory fees paid by any of the Funds to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change in any material amount as a result of this proposed change. They also noted that the form of the Amended Agreements is intended to be the form that MassMutual expects to propose for all new mutual funds to be advised by it. On the basis of these and other factors, the Trustees voted to approve the Amended Agreements for all of the Funds and to recommend their approval by the shareholders of each Fund.

Prior to voting to approve the Amended Agreements, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended Agreements. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. MassMutual serves as each Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

For providing advisory services, the Funds paid MassMutual the following amounts during the fiscal year ended December 31, 2010:

Fund
Select PIMCO Total Return Fund[1]	$2,230,127
Select Strategic Bond Fund	$1,114,038
Select Strategic Balanced Fund	$424,627
Select BlackRock Global Allocation Fund	$3,946,181
Select Diversified Value Fund	$1,488,014
Select Fundamental Value Fund[2]	$6,500,214
Select Value Equity Fund	$218,323
Select Large Cap Value Fund	$4,413,531
Select Indexed Equity Fund	$1,766,743
Select Core Opportunities Fund	$400,729
Select Blue Chip Growth Fund	$3,251,255
Select Large Cap Growth Fund	$464,967
Select Growth Opportunities Fund	$2,057,185
Select NASDAQ-100 Fund	$68,033
Select Focused Value Fund[2]	$4,109,628
Select Mid-Cap Value Fund	$870,145
Select Small Cap Value Equity Fund	$657,040
Select Small Company Value Fund[3]	$4,268,598
Select Mid Cap Growth Equity II Fund[2]	$9,881,136
Select Small Cap Growth Equity Fund[4]	$4,998,812
Select Small Company Growth Fund	$469,704
Select Diversified International Fund	$1,185,712
Select Overseas Fund[5]	$5,455,985
RetireSMART Conservative Fund[6]	—
RetireSMART Moderate Fund[6]	—
RetireSMART Moderate Growth Fund[6]	—
RetireSMART Growth Fund[6]	—
RetireSMART In Retirement Fund	$52,741
RetireSMART 2010 Fund	$57,646
RetireSMART 2015 Fund[7]	$403
RetireSMART 2020 Fund	$182,200
RetireSMART 2025 Fund[7]	$388
RetireSMART 2030 Fund	$143,583
RetireSMART 2035 Fund[7]	$380

Fund
RetireSMART 2040 Fund	$85,369
RetireSMART 2045 Fund[7]	$377
RetireSMART 2050 Fund	$9,824

[1]	Commenced operations on July 6, 2010.
[2]	From November 15, 2010 through December 31, 2010, MassMutual agreed to waive 0.10% of the investment advisory fee.
[3]	From November 15, 2010 through December 31, 2010, MassMutual agreed to waive 0.08% of the investment advisory fee.
[4]	From November 15, 2010 through December 31, 2010, MassMutual agreed to waive 0.05% of the investment advisory fee.
[5]	From November 15, 2010 through December 31, 2010, MassMutual agreed to waive 0.25% of the investment advisory fee.
[6]	Commenced operations on June 20, 2011.
[7]	Commenced operations on April 1, 2010.

Additional Services. MassMutual also provides administrative and shareholder services to the Funds under separate Administrative and Shareholder Services Agreements pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to such Administrative and Shareholder Services Agreements.

The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from 0.2200% to 0.6744% for Class N shares; 0.1600% to 0.6244% for Class L and Class A shares; 0.0800% to 0.4744% for Class Y shares; 0.0100% to 0.3744% for Class S shares; and 0.0200% to 0.0700% for Class Z shares. The rate for Class I shares of the Select Indexed Equity Fund is .0855%.

For providing administrative and shareholder services, the Funds paid MassMutual the following amounts during the fiscal year ended December 31, 2010:

Fund
Select PIMCO Total Return Fund[1]	$1,591,463
Select Strategic Bond Fund	$324,749
Select Strategic Balanced Fund	$188,205
Select BlackRock Global Allocation Fund	$274,363
Select Diversified Value Fund	$381,490
Select Fundamental Value Fund	$2,213,094
Select Value Equity Fund	$51,892
Select Large Cap Value Fund	$1,248,500
Select Indexed Equity Fund[2]	$4,016,397
Select Core Opportunities Fund	$130,709
Select Blue Chip Growth Fund	$1,664,669
Select Large Cap Growth Fund	$158,282
Select Growth Opportunities Fund	$549,913
Select NASDAQ-100 Fund	$232,980
Select Focused Value Fund	$1,303,410
Select Mid-Cap Value Fund	$175,835
Select Small Cap Value Equity Fund	$122,245
Select Small Company Value Fund	$1,235,642
Select Mid Cap Growth Equity II Fund	$3,197,663

Fund
Select Small Cap Growth Equity Fund	$1,294,949
Select Small Company Growth Fund	$141,094
Select Diversified International Fund	$153,301
Select Overseas Fund[3]	$672,842
RetireSMART Conservative Fund[4]	—
RetireSMART Moderate Fund[4]	—
RetireSMART Moderate Growth Fund[4]	—
RetireSMART Growth Fund[4]	—
RetireSMART In Retirement Fund	$116,542
RetireSMART 2010 Fund	$105,106
RetireSMART 2015 Fund[5]	$412
RetireSMART 2020 Fund	$423,188
RetireSMART 2025 Fund[5]	$375
RetireSMART 2030 Fund	$324,022
RetireSMART 2035 Fund[5]	$351
RetireSMART 2040 Fund	$171,072
RetireSMART 2045 Fund[5]	$346
RetireSMART 2050 Fund	$9,052

[1]	Commenced operations on July 6, 2010.
[2]	From January 1, 2010 through December 31, 2010, MassMutual agreed to waive 0.20% of the administrative and shareholder service fee for Classes A, L, and N of the Fund.
[3]	From January 1, 2010 through November 14, 2010, MassMutual agreed to waive 0.10% of the administrative and shareholder service fee for Classes A, L, and N of the Fund.
[4]	Commenced operations on June 20, 2011.
[5]	Commenced operations on April 1, 2010.

In addition to the services described above, MassMutual also performs the function of transfer agent for the Funds. MassMutual does not receive any separate compensation for acting as transfer agent for the Funds.

MML Distributors, LLC (the “Distributor”) acts as a principal underwriter of the Funds, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006. The Distributor is a wholly-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts.

The Funds paid the Distributor or MassMutual the following amounts during the fiscal year ended December 31, 2010 under the Plan:

Fund	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Select PIMCO Total Return Fund[1]	$887,534	$10,401	$10,401
Select Strategic Bond Fund	$147,573	$2,152	$2,152
Select Strategic Balanced Fund	$19,852	$1,134	$1,134
Select BlackRock Global Allocation Fund	$1,975	—	—
Select Diversified Value Fund	$95,644	$806	$806
Select Fundamental Value Fund	$645,373	$5,211	$5,211
Select Value Equity Fund	$27,896	$237	$237
Select Large Cap Value Fund	$394,502	$1,751	$1,751
Select Indexed Equity Fund	$653,553	$7,079	$7,079
Select Core Opportunities Fund	$55,091	$286	$286
Select Blue Chip Growth Fund	$161,139	$1,302	$1,302
Select Large Cap Growth Fund	$7,771	$3	$3
Select Growth Opportunities Fund	$133,648	$80	$80
Select NASDAQ-100 Fund	$45,311	$758	$758
Select Focused Value Fund	$406,278	$4,823	$4,823
Select Mid-Cap Value Fund	$15,363	$133	$133
Select Small Cap Value Equity Fund	$18,886	$41	$41
Select Small Company Value Fund	$262,199	$2,506	$2,506
Select Mid Cap Growth Equity II Fund	$820,395	$5,230	$5,230
Select Small Cap Growth Equity Fund	$203,774	$1,046	$1,046
Select Small Company Growth Fund	$31,128	$468	$468
Select Diversified International Fund	$3,482	$167	$167
Select Overseas Fund	$145,400	$966	$966
RetireSMART Conservative Fund[2]	—	—	—
RetireSMART Moderate Fund[2]	—	—	—
RetireSMART Moderate Growth Fund[2]	—	—	—
RetireSMART Growth Fund[2]	—	—	—
RetireSMART In Retirement Fund	$85,548	$256	$256
RetireSMART 2010 Fund	$82,191	$1,291	$1,291
RetireSMART 2015 Fund[3]	$298	—	—
RetireSMART 2020 Fund	$228,392	$1,410	$1,410
RetireSMART 2025 Fund[3]	$245	—	—
RetireSMART 2030 Fund	$175,787	$901`	$901
RetireSMART 2035 Fund[3]	$208	—	—
RetireSMART 2040 Fund	$103,194	$629	$629
RetireSMART 2045 Fund[3]	$201	—	—
RetireSMART 2050 Fund	$5,023	$208	$208

[1]	Commenced operations on July 6, 2010.
[2]	Commenced operations on June 20, 2011.
[3]	Commenced operations on April 1, 2010.

MassMutual and its affiliates will continue to provide the services discussed in this section following the approval of the Amended Agreements.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

Principal Executive Officer and Directors of MassMutual. The principal executive officer and directors of MassMutual and their principal occupations are set forth in the following table. The address for the principal executive officer and each director is 1295 State Street, Springfield, Massachusetts, 01111.

Name	Position with MassMutual	Principal Occupation
Roger W. Crandall	Chairman, President and Chief Executive Officer and Director	Chairman, President and Chief Executive Officer and Director, MassMutual
Thomas C. Barry	Director	Founder and CEO, Zephyr Management, L.P.

Cristóbal I. Conde	Director	Retired

Kathleen A. Corbet	Director	Founder and Principal, Cross Ridge Capital, LLC

James H. DeGraffenreidt, Jr.	Director	Retired

Patricia Diaz Dennis	Director	Retired

Robert A. Essner	Lead Director	Retired

Robert M. Furek	Director	Chairman and CEO, Catelectric Corp.

Raymond W. LeBoeuf	Director	Retired

Cathy E. Minehan	Director	Dean, Simmons College School of Management; Managing Director, Arlington Advisory Partners

Marc F. Racicot	Director	Retired

William T. Spitz	Director	Co-Founder, Director, and Principal, Diversified Trust Company

H. Todd Stitzer	Director	Retired

Comparable Funds for which MassMutual Serves as Investment Adviser. MassMutual currently manages certain funds with investment objectives that are similar to the Funds. The table below identifies each such fund, its net assets as of September 30, 2011, and MassMutual’s investment advisory fee rate with respect to the fund.

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
Select PIMCO Total Return Fund	MML PIMCO Total Return Fund	$215,384,146	0.50%

Select Fundamental Value Fund	MML Fundamental Value Fund	$149,846,851	0.65%

Select Large Cap Value Fund	MML Large Cap Value Fund	$192,201,941	0.80% on the first $100 million; 0.75% on the next $400 million; and 0.70% on assets over $500 million

Select Indexed Equity Fund	MML Equity Index Fund	$265,805,814	0.10%

Select Blue Chip Growth Fund	MML Blue Chip Growth Fund	$317,196,067	0.75%

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
Select Large Cap Growth Fund	MML Large Cap Growth Fund	$152,106,260	0.65%

Select NASDAQ-100 Fund	MML NASDAQ-100 Fund	$12,169,805	0.45% on the first $200 million; 0.44% on the next $200 million; and 0.42% on assets over $400 million
Select Small Cap Growth Equity Fund	MML Small Cap Growth Equity Fund	$212,910,527	1.075% on the first $200 million; 1.050% on the next $200 million; 1.025% on the next $600 million; and 1.000% on assets over $1 billion

Affiliated Brokerage Commissions. The following table discloses, for those Funds that paid brokerage commissions to an affiliated broker of its investment adviser or subadviser, the aggregate amount of commissions paid to such affiliated broker and the percentage of the Fund’s aggregate brokerage commissions paid to any such affiliated broker during the fiscal year ended December 31, 2010.

Affiliated Broker/Dealer	Aggregate Commissions Paid		Percentage Paid to Affiliates
Jefferies and Company
Select Strategic Balanced Fund[1]	$419		0.60%
Select BlackRock Global Allocation Fund	$140		0.08%
Select Core Opportunities Fund	$112		0.12%
Select Blue Chip Growth Fund	$1,113		0.45%
Select Large Cap Growth Fund	$911		0.98%
Select Mid-Cap Value Fund[1]	$1,158		0.41%
Select Small Cap Value Equity Fund	$40		0.05%
Select Small Company Value Fund	$25,556		4.27%
Select Mid Cap Growth Equity II Fund	$1,639		0.20%
Select Small Cap Growth Equity Fund	$7,906		0.54%
Select Small Company Growth Fund	$2,221		2.00%
JPMorgan Chase & Company
Select Strategic Balanced Fund[2]	$0	†	0.00%
Pershing LLC
Select Core Opportunities Fund	$168		0.18%
Select Small Company Growth Fund	$1,470		1.33%
Raymond James Financial
Select Core Opportunities Fund	$4		0.00%
Select Small Company Growth Fund	$650		0.59%
Sanford C. Bernstein
Select Diversified International Fund	$202		0.11%

[1]	Includes affiliated trading platforms of Jefferies and Company.
[2]	Includes affiliated trading platforms of JPMorgan Chase & Company.
†	Amount is less than $0.50.

IV.	PROPOSAL 4: APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT TO INCREASE THE INVESTMENT ADVISORY FEE RATE PAYABLE BY THE SELECT NASDAQ-100 FUND

Affected Fund:

Select NASDAQ-100 Fund

The Board has unanimously approved an amended and restated investment management agreement (the “Amended NASDAQ-100 Agreement”) between MassMutual and the Trust, on behalf of the Select NASDAQ-100 Fund, that would increase the investment advisory fee rate payable by the Fund and is recommending that shareholders of the Fund approve the Amended NASDAQ-100 Agreement.

The Fund is currently “passively” managed — meaning that the Fund’s investment manager attempts to provide an investment return comparable to that of the Fund’s benchmark index, the NASDAQ-100 Index®. MassMutual expects in the near future to propose to the Board that the Fund’s name, investment objective, and policies be changed to permit the Fund to be “actively” managed — meaning that the investment adviser will actively select investments for the Fund in an attempt not only to match, but potentially to outperform the Index or another large-capitalization equity index. (It is, of course, also possible that an actively managed fund will underperform its benchmark index.)

Investment advisers typically charge higher fees for providing active management services than for providing passive management services. The increase in the Fund’s investment advisory fee rate is intended to bring the Fund’s investment advisory fee rate to a level MassMutual considers appropriate for an actively managed fund. MassMutual expects that it would be required to pay a substantially increased fee to a subadviser who would provide an actively managed investment program for the Fund, and that most of the increase in the Fund’s investment advisory fee would be paid by MassMutual to the Fund’s subadviser. The only change proposed to be made to the Agreement would be the fee change, and the Amended NASDAQ-100 Agreement would require MassMutual to provide the same services as under the form of Agreement currently in place. (If shareholders of the Fund approve the proposed amendment and restatement of the Agreement described elsewhere in this Proxy Statement, the Agreement will be amended and restated in accordance with that proposal.) For information regarding the existing investment advisory contract, please see Proposal 3 above.

MassMutual expects that in the near future it will propose to the Board that the Fund’s name, investment objective, and policies be changed to permit the Fund to be actively managed. Until the Fund begins to be actively managed, MassMutual would continue to receive the advisory fee currently being paid to it by the Fund.

Subject to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, the Amended NASDAQ-100 Agreement will be put in place for the Fund.

Proposed Changes to Investment Advisory Fee Rates. Under the Current NASDAQ-100 Agreement, the Fund pays MassMutual an investment advisory fee of 0.15% of the Fund’s average daily net assets. Under the Amended NASDAQ-100 Agreement, the investment advisory fee rate would increase to 0.65% of the Fund’s average daily net assets. The increase in the investment advisory fee rate applicable to the Fund would have the effect of increasing the Fund’s total expenses.

MassMutual has also proposed to the Board that, upon implementation of the new investment advisory fee, the administrative and shareholder services fees paid by the various share classes of the Fund be reduced by between 0.21% and 0.27% (from 0.3744% to 0.1629% for Class S, 0.4744% to 0.2029% for Class Y, 0.6244% to 0.3529% for Class L, 0.6244% to 0.3529% for Class A, and 0.6744% to 0.4029% for Class N), and voluntary administrative and shareholder services fee waivers be implemented to limit the increase from the change in advisory fee to 0.20% per class. The administrative and shareholder services fee waiver is voluntary and may be terminated at any time more than one year after its implementation.

The following tables show current and pro-forma fee information for the Fund. The pro-forma information reflects the proposed increase in the Fund’s investment advisory fee, the proposed reduction in the Fund’s administrative and shareholder services fees, and the administrative and shareholder services fee waiver. The information in the tables is estimated based on the most recent fiscal year’s expenses; actual expense levels may differ.

Current fees:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.50%	.60%	.75%	.75%	.80%
Total Annual Fund Operating Expenses	.65%	.75%	.90%	1.15%	1.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$66	$208	$362	$810
Class Y	$77	$240	$417	$930
Class L	$92	$287	$498	$1,108
Class A	$685	$919	$1,172	$1,892
Class N	$248	$459	$792	$1,735

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$148	$459	$792	$1,735

Pro forma fees:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S		Class Y		Class L		Class A		Class N
Management Fees	.65%		.65%		.65%		.65%		.65%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses(1)	.29%		.33%		.48%		.48%		.53%
Total Annual Fund Operating Expenses	.94%		.98%		1.13%		1.38%		1.68%
Fee Waiver	(.09%	)	(.03%	)	(.03%	)	(.03%	)	(.03%	)
Total Annual Fund Operating Expenses after Fee Waiver(2)	.85%		.95%		1.10%		1.35%		1.65%

(1)	Other expenses have been restated to reflect a decrease to the contractual administrative and shareholder services fees paid to MassMutual for the most recent fiscal year.

(2)

The expenses in the above table reflect a written agreement by MassMutual to waive .09% of the administrative and shareholder services fee for Class S of the Fund and .03% of the administrative and shareholder services fee for Class Y, Class L, Class A and Class N of the Fund through March 31, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$87	$289	$509	$1,145
Class Y	$97	$309	$539	$1,199
Class L	$112	$355	$618	$1,371
Class A	$705	$984	$1,284	$2,135
Class N	$268	$527	$910	$1,985

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$527	$910	$1,985

The following chart provides a comparison of the aggregate amount actually paid by the Fund to MassMutual during the fiscal year ended December 31, 2010 under the Current NASDAQ-100 Agreement and the amount that would have been paid during the fiscal year ended December 31, 2010 under the Amended NASDAQ-100 Agreement if that Agreement had been in effect.

Column 1: Advisory Fees Paid During Fiscal Year Ended December 31, 2010	Column 2: Advisory Fees that Would Have Been Paid During Fiscal Year Ended December 31, 2010 under Amended NASDAQ-100 Agreement	Column 3: Difference between Column 1 and Column 2 (% Increase)
$ 68,033	$294,808	333%

Evaluation by the Board. In their consideration of the Amended NASDAQ-100 Agreement, the Trustees noted that they had recently approved the continuation of the Current NASDAQ-100 Agreement for the Fund and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to the Fund. The Trustees noted that the differences between the Current and Amended NASDAQ-100 Agreements were intended principally to permit the Fund to commence operating as an actively-managed large cap growth fund and facilitate the retention of a new subadviser to provide day-to-day portfolio management for the Fund.

The Trustees considered information provided by MassMutual regarding other equity mutual funds investing in large-capitalization growth stocks, and noted that the Fund’s management fee was at approximately the average and median of the management fees paid by those funds, and that the Fund’s gross expense ratios were below the average and median of those funds. The Trustees also considered profitability information provided by MassMutual, showing that the change in the Fund’s fee structure was expected to reduce substantially MassMutual’s profit margin, due to anticipated increases in subadvisory fees to be paid by MassMutual and the reduction in the administrative and shareholder services fees to be paid by the Fund to MassMutual. The Trustees determined that, in light of the small size of the Fund and the anticipated reduction in profitability to MassMutual due to the change in the Fund’s fee structure, it was not necessary for the Trustees to consider implementation of break-points in the Fund’s management fee schedule at this time.

On the basis of these and other factors, the Trustees voted to approve the Amended NASDAQ-100 Agreement and to recommend its approval by the shareholders of the Fund.

Prior to voting to approve the Amended NASDAQ-100 Agreement, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended NASDAQ-100 Agreement. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. For additional information regarding MassMutual, including information regarding: (i) MassMutual’s principal executive officer and directors; (ii) the various services that MassMutual and its affiliates provide to the Fund and the related fees paid by the Fund during the Fund’s last fiscal year; and (iii) funds with investment objectives that are similar to the Fund for which MassMutual serves as investment adviser, please see Proposal 3 above.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

V.	PROPOSAL 5: MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals 5.A through 5.H, the Board recommends that shareholders of the affected Funds approve certain changes to the Funds’ fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and/or what MassMutual considers to be unnecessarily restrictive policies (in light of current regulatory requirements) and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds to the extent practicable. MassMutual does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions.

Background. Most of the changes in Proposals 5.A through 5.H relate to the Select Blue Chip Growth Fund. Many of the MassMutual Select Funds recently standardized their fundamental investment restrictions and the Adviser and the Board now recommend that the Select Blue Chip Growth Fund’s restrictions be conformed to those of the other Funds in the Trust. This change would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms, and would modernize certain outdated and unnecessarily restrictive fundamental investment restrictions.

In addition, certain of the more recently launched Select Funds (Select PIMCO Total Return Fund and the four new RetireSMART Funds) have adopted fundamental policies relating to investments in commodities that the Adviser and the Board consider to be well suited to today’s regulatory and investment environments. The

Board is therefore recommending that shareholders approve a commodity-related fundamental policy of each of the other Select Funds to conform to the new policy. The new policy would generally provide the Funds greater flexibility in commodity investment, to the extent consistent with applicable law.

The Adviser and the Board believe that modernizing and standardizing the Funds’ investment restrictions allows the Funds to take advantage of attractive investment opportunities and/or respond to changing regulations or market developments in the future without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, although MassMutual does not anticipate any change in the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Trustees to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote.

The proposed changes are designed to meet the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape.

The discussion in Proposals 5.A through 5.H below highlights the differences between the affected Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each affected Fund should consider comparing their Fund’s current restrictions with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with the shareholder approval in the event a change is to be made. The Board recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each Proposal 5.A through 5.H. Subject in each case to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, the applicable fundamental investment restriction will be put in place for such Fund.

Shareholders of a Fund may vote in favor of or against any of Proposals 5.A through 5.H affecting their Fund.

The Trustees, including all of the independent Trustees, approved each of the Proposals 5.A through 5.H discussed below and recommend that the shareholders of each Fund approve each Proposal affecting their Fund.

5.A	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Fund:

Select Blue Chip Growth Fund

The Board recommends that the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the Funds.

The Select Blue Chip Growth Fund is a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to diversification of investments with the proposed fundamental investment restriction. The proposed amended fundamental investment restriction is designed to track the statutory definition of “diversified” company.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.	The Fund may not purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The Board recommends that the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to diversification of investments be amended as proposed. These proposed changes conform to the statutory requirements discussed above and will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

5.B	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Fund:

Select Blue Chip Growth Fund

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restrictions with respect to borrowing money and issuing senior securities with the proposed fundamental investment restriction.

Current Fundamental Investment Restrictions	Proposed Fundamental Investment Restriction

The Fund may not issue senior securities, except as permitted under the 1940 Act.

The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Generally, the Fund’s current fundamental investment restrictions are more restrictive than the 1940 Act requirements. Accordingly, the Board recommends that the Select Blue Chip Growth Fund amend its policy so that it will allow the Select Blue Chip Growth Fund to issue senior securities or borrow money to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform the Select Blue Chip Growth Fund’s policy more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes would reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities.

Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

5.C	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Fund:

Select Blue Chip Growth Fund

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be deemed to be within the technical definition of an underwriter under applicable law. The SEC Staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not necessarily make the institutional investor an underwriter in these circumstances.

The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to participation in the underwriting of securities with the proposed fundamental investment restriction.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.	The Fund may not participate in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

The Board recommends that this policy be amended as proposed in order to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities. The Select Blue Chip Growth Fund has no intention of participating in the underwriting of securities (other than to the extent it may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities).

5.D	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN REAL ESTATE

Affected Fund:

Select Blue Chip Growth Fund

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to investment in real estate and securities secured by and/or of companies that deal in real estate with the proposed fundamental investment restriction. The Fund’s current investment policy with respect to real estate is substantively the same as the proposed investment policy. However the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate across the Trust.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

Risks associated with ownership of real estate include losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Securities of companies engaged in the real estate business may be subject to additional risks, such as poor performance by the manager of the company, adverse changes to the tax laws or failure by the company to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the risk of general declines in stock prices. In addition, some companies engaged in the real estate business have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A company that invests most or all of its assets in mortgages will be subject to additional risks related to mortgage-backed securities, including interest rate risk, extension risk, and prepayment risk, and may be highly volatile and lack liquidity.

5.E	TO APPROVE AN AMENDMENT TO CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds except Select PIMCO Total Return Fund, RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund and Select Value Equity Fund

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. The chart below lists the current fundamental investment restriction of each affected Fund with respect to investment in commodities and commodity contracts.

Fund	Current Restriction
All Funds except Select PIMCO Total Return Fund, Select Blue Chip Growth Fund, RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, and Select Value Equity Fund	Each Fund may not purchase commodities or commodity contracts, except that the Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.
Select Blue Chip Growth Fund	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.”

The proposed fundamental restriction has been adopted by the newest Funds in the MassMutual fund complex, and the Adviser and the Board consider this policy to be well suited to today’s regulatory and investment environments. The Adviser and the Board therefore recommend that shareholders approve the proposed amended fundamental investment restriction related to investments in commodities.

With respect to Select Blue Chip Growth Fund, the proposed amendment would make it clear that the Fund may utilize futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and with the Fund’s investment objectives and policies from time to time. With respect to the other affected Funds, the change is intended to make clear that the flexibility provided under the investment restriction would allow the Fund to engage not only in “financial” transactions, but in commodity transactions generally. The proposed changes are also intended to give the all of the affected Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities.

MassMutual has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Funds of this change is the potentially reduced administrative and compliance burdens, resulting from the alignment of this restriction with those of the other funds in the MassMutual fund complex. MassMutual does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions, although the revised policy would generally provide the Funds greater flexibility to enter into commodity transactions in a case where MassMutual or a Fund’s subadviser might consider such transactions appropriate.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political, and regulatory developments.

5.F	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

Affected Fund:

Select Blue Chip Growth Fund

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to making loans with the proposed fundamental investment restriction.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Although MassMutual does not anticipate any change in the way in which the Fund is managed as a result of changing the fundamental investment restriction, the increased flexibility provided by the amendment could assist the Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform the Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Examples of loan transactions into which a Fund may enter include repurchase agreements and securities loans. When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund’s cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends, or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate.

5.G	TO APPROVE AN AMENDMENT TO SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Fund:

Select Blue Chip Growth Fund

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in securities of issuers in that industry.

The chart below compares the Select Blue Chip Growth Fund’s current fundamental investment restriction with respect to concentrating investments in an industry with the proposed fundamental investment restriction.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry.

The Fund may not concentrate its investments in any one industry, as determined by the Board, and in this connection the Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)    There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b)    There is no limitation for securities issued by other investment companies.

The Board recommends that the Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed in order to conform the Fund’s restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

5.H	TO APPROVE THE ELIMINATION OF SELECT BLUE CHIP GROWTH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING ALL ASSETS IN A SINGLE OPEN-END MANAGEMENT INVESTMENT COMPANY

Affected Fund:

Select Blue Chip Growth Fund

The current fundamental investment restriction of the Select Blue Chip Growth Fund with respect to investing all of the Fund’s assets in a single open-end management investment company states, “The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.” This investment restriction was added at the request of the Fund’s former subadviser to allow the Fund to invest in a master fund in a “master-feeder” structure at a future date. The Fund has never operated as a master-feeder fund, has no present intention to operate as such, and has since changed subadvisers. Therefore although MassMutual does not anticipate any changes in the way in which the Select Blue Chip Growth Fund is managed as a result of eliminating this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental restrictions, the Board recommends that the Select Blue Chip Growth Fund’s fundamental investment restriction with respect to investing all assets in a single open-end management investment company be eliminated.

OTHER INFORMATION

Certain additional information regarding the Trust and the Funds is presented below.

Investment Adviser’s Address. The address of the Funds’ investment adviser, MassMutual, is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator, and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of MassMutual. MassMutual serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2009 and 2010 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Audit Fees. The aggregate Audit Fees billed to the Funds by Deloitte & Touche and its affiliates for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche and its affiliates in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$927,705	$1,077,745

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche and its affiliates that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations, and audits in connection with acquisitions, internal control reviews, and consultation concerning financial accounting and reporting standards. No such fees were billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010. The aggregate fees billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below*.

2010**	2009**
$117,100	$0

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.
*	Aggregate amounts may reflect rounding. The 2010 audit-related fees were for work performed in connection with an internal control review.

Tax Fees. Tax Fees would include tax compliance, tax advice, and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$103,178	$185,422

*	Aggregate amounts may reflect rounding.

No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010**.

**	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche and its affiliates other than the services reported under the prior three categories. No such fees were billed to the Funds by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2009 and 2010. No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010*.

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche and its affiliates to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Funds’ Audit Committee.

Deloitte & Touche and its affiliates billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2009 and 2010 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Exchange Act.

2010*	2009*
$727,934	$593,051

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2010, and semi-annual report for the period ended June 30, 2011, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its report for the fiscal year ended December 31, 2010, or semi-annual period ended June 30, 2011, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Exhibit 5 to this Information Statement lists the total number of shares outstanding as of October 17, 2011 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Purchasers of shares of the Funds must have an agreement with MassMutual or an affiliate of MassMutual to purchase shares of the Funds.

Ownership by Officers of the Trust. As of August 31, 2011, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Exhibit 1

MML Series Investment Fund

MassMutual Select Funds

NOMINATING COMMITTEE CHARTER

as amended on November 10, 2009

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating Committee (the “Committee”) of the Boards of Trustees of the MassMutual Select Funds and the MML Series Investment Fund (together, the “Funds”). The charter is reviewed and approved periodically by each Committee.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Funds’ Boards of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board;

(v)	To recommend periodically to the full Board an Independent Trustee to serve as Chairperson;

(vi)	To evaluate at least annually the independence (under Rule 0-1(a)(6) under the Investment Company Act of 1940, as amended) and overall performance of counsel to the Independent Trustees;

(vii)	To annually review the compensation of the Independent Trustees as set forth in the Trustee Compensation Policy and make recommendations to the full Board regarding such compensation; and

(viii)	To review this Charter periodically and recommend any changes to the full Board of Trustees.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

Operating Guidelines

The Boards of Trustees of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. All members of the Committee shall be “non-interested” Trustees. At the invitation of the Committee, Trustees who are non-Committee members may participate in all or part of any meetings of the Committee and the Committee may give due consideration to the opinions expressed by any non-Committee members.

There will be no regular meetings of the Committee. Instead, meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

[1]

For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Funds.

Exhibit 1-1

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (ii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below) and (v) any other source the Committee deems to be appropriate (e.g., executive search firms).

(b) Consideration of Independent Trustee Candidates Recommended by Fund Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

Exhibit 1-2

(v)	whether, and to what extent, a candidate’s background, experience and skills would complement the background, experience and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

Exhibit 1-3

(ii)	the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name and address as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

Exhibit 1-4

Exhibit 2

Declaration of Trust Comparison Chart*

	Current Declaration of Trust	Proposed Declaration of Trust
Shareholder Voting Rights

The shareholders have power to vote only (i) for the election or removal of Trustees as provided in the Declaration of Trust, (ii) with respect to contracting with any adviser as provided in the Declaration of Trust, (iii) with respect to any termination of the Trust to the extent provided in the Declaration of Trust, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, and (v) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Holders of shares of each series or class are entitled to one vote for each dollar (or a proportionate fractional vote for each fraction of a dollar) of net asset value per share of each series or class for each share held as to any matter on which such shares are entitled to vote.

There is no cumulative voting in the election of Trustees.

Notwithstanding any other provision of the Declaration of Trust, on any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote on the matter.

Except when a larger vote is required by any provision of the Declaration of

The shareholders have power to vote only (i) for the election of Trustees as provided in the Declaration of Trust, (ii) with respect to any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, (iv) with respect to the termination of the Trust or any series or class to the extent and as provided in the Declaration of Trust, and (v) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

There is no cumulative voting in the election of Trustees.

Shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or in the Bylaws, be voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class as the

Exhibit 2-1

	Current Declaration of Trust	Proposed Declaration of Trust
Trust or the Bylaws, shares representing a majority of the votes voted decide any questions and a plurality elect a Trustee, provided that where any provision of law or of the Declaration of Trust permits or requires that the holders of any series or class must vote as a series or class, then shares representing a majority of the votes of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) decide that matter insofar as that series or class is concerned.

Trustees shall determine, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote on that matter.

When a quorum is present at any meeting, a majority of the shares voted decides any questions and a plurality elects a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a larger vote. In any case where shares of one or more series or classes are voted separately, the vote of a majority (or such larger vote as is required as described above) of the shares voted are required to decide such question.

Shareholder Meetings	No annual or regular meeting of shareholders is required. Meetings of shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the Bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class as provided in the Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons upon written application as may be specified in the Bylaws. The shareholders are entitled to at least seven days’ written notice of any meeting of the shareholders.	Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees as provided in the Declaration of Trust and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the Bylaws. Meetings of the shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders may be held at any place designated by the Trustees. Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the shareholder.

Exhibit 2-2

	Current Declaration of Trust	Proposed Declaration of Trust
Shareholder Quorum	Shares representing thirty percent (30%) of the votes entitled to vote constitute a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class must vote as a series or class, then shares representing thirty percent (30%) of the votes of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, are sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.	Except when a larger quorum is required by law, by the Bylaws or by the Declaration of Trust, 10% of the shares entitled to vote constitute a quorum at a shareholders’ meeting. When any one or more series or classes is to vote as a single class separate from any other shares, 10% of the shares of such class constitute a quorum at a shareholders’ meeting of that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.
Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shares representing a majority of the votes entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust or the Bylaws or by law) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent will be treated for all purposes as a vote taken at a meeting of shareholders.	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust or by the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent will be treated for all purposes as a vote taken at a meeting of shareholders.
Certain Shareholder Expenses	Not discussed.	The Trustees have the power, as frequently as they may determine, to cause each shareholder, or each shareholder of any particular series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Exhibit 2-3

	Current Declaration of Trust	Proposed Declaration of Trust
Derivative Claims	No action may be brought by a shareholder on behalf of the Trust or a particular series of the Trust unless a prior demand regarding such matter has been made on the Trustees and the shareholders of the Trust or such series.	No shareholder has the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand will be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or series would otherwise result. Such demand must be mailed to the Secretary of the Trust at the Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees will consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders will be made by the Trustees in their business judgment and will be binding upon the shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a series will be subject to the right of the shareholders as set forth in the Declaration of Trust to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.
Notice to Shareholders of Record Date	Under the Declaration of Trust, the Trustees may set record dates for the determination of shareholders with respect to various matters.	Under the Declaration of Trust, for the purpose of determining the shareholders of any series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time as the record date for determining the shareholders of such series or class having the right to notice of and to vote at such a meeting and any adjournment

Exhibit 2-4

	Current Declaration of Trust	Proposed Declaration of Trust
thereof, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the shareholders of any series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the shareholders of such series or class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more series or classes for all or any part of the period between a record date and a meeting of shareholders or the payment of a distribution. The Trustees may set different record dates for different series or classes.
Trustee Power to Amend Organizational Document	The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of the holders of a majority of the votes represented by outstanding shares entitled to vote, except that an amendment which affects the holders of one or more series or classes of shares but not the holders of all outstanding series and classes may be authorized by vote of the holders of a majority of the votes represented by outstanding shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected will be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust do not require authorization by shareholder vote.	The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust, including without limitation by way of an amendment and restatement. Shareholders have the right to vote only (a) to the extent required by applicable law or otherwise required by the Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

Exhibit 2-5

	Current Declaration of Trust	Proposed Declaration of Trust
Termination of Trust	Unless terminated as provided in the Declaration of Trust, the Trust will continue without limitation of time. The Trust may be terminated at any time by vote of the holders of a majority of the votes represented by outstanding shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of the holders of a majority of the votes represented by outstanding shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.	Unless terminated as provided in the Declaration of Trust, the Trust will continue without limitation of time. The Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series or class may be terminated at any time by vote of at least 50% of the shares of that series or class or by the Trustees by written notice to the shareholders of that series or class.
Merger or Consolidation	Not discussed.	The Trust, or any one or more series or classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in

Exhibit 2-6

	Current Declaration of Trust	Proposed Declaration of Trust
an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series or class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of shareholders of the Trust or relevant series or class.
Removal of Trustees	By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause. At any shareholders’ meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the votes represented by outstanding shares.	The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause.
Trustee Committees	The Trustees may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine.	The Trustees may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine.
Trustee Liability	Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees. In addition, Trustees are not personally liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, or for any act or omission of any other Trustee.	The Proposed Declaration of Trust retains this language and adds a clarification that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, if any, a member or chair of a committee of the Board, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position.
Trustee Indemnification	The Trust indemnifies each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in	The Trust indemnifies every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of

Exhibit 2-7

Current Declaration of Trust	Proposed Declaration of Trust

compromise or as fines and penalties, and counsel fees and expenses reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person is indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Expenses, including counsel fees and expenses so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his undertaking or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or

Exhibit 2-8

Current Declaration of Trust	Proposed Declaration of Trust

based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to the above shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees

Exhibit 2-9

Current Declaration of Trust	Proposed Declaration of Trust
to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. The right of indemnification provided by the Declaration of Trust shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.

shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

The right of indemnification provided by the Declaration of Trust shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.

Exhibit 2-10

	Current Declaration of Trust	Proposed Declaration of Trust
Dividends	The Trustees may, but need not, each year distribute to the shareholders of each series or class such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees have full discretion to determine which items are treated as income and which items as capital and their determination is binding upon the shareholders. Distributions of each year’s income of each series, if any be made, may be made in one or more payments, which will be in shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the shareholders of any one or more series or classes as of a record date or dates determined by the Trustees, in shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. In the case of any series not divided into two or more classes of shares, distributions will be made ratably according to the number of shares of the series held by the several shareholders on the applicable record date thereof, provided that no distribution need be made on shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. In the case of any series divided into two or more classes, each distribution may be made in whole or in such parts as the Trustees may determine to the shareholders of any one or more classes, and the distribution to the shareholders of any class is made ratably according to the number of shares of the class (but need not be made ratably according to the number	The Trustees will each year, or more frequently if they so determine in their sole discretion, distribute to the shareholders of each series or class, in shares of that series or class, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such series or class and may from time to time distribute to the shareholders of each series or class, in shares of that series or class, cash or otherwise, such additional amounts, but only from the assets belonging to such series (or allocable to such class), as they may authorize. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders and recorded on the books of the Trust at the date and time of record established for that payment of such dividend or distributions.

Exhibit 2-11

	Current Declaration of Trust	Proposed Declaration of Trust

of shares of the series, considered without regard to class) held by the several shareholders on the record date thereof, provided that no distribution need be made on shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in shares will be paid at the net asset value thereof as determined in accordance with the Declaration of Trust.

No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the shares of any series (or of any class) may be effected by the Trust other than from the assets of such series (or of the series of which such class is a part).

Distribution of Negative Net Income	Not discussed.	If, for any reason, the net income of any series or class determined at any time is a negative amount, in the discretion of the Trustees the pro rata share of such negative amount allocable to each shareholder of such series or class may constitute a liability of such shareholder to that series or class which will be paid out of such shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such shareholder, (y) by reducing the number of shares of that series or class in the account of such shareholder, or (z) otherwise.
Capitalization	The number of shares authorized will be unlimited, and the shares so authorized may be represented in part by fractional shares.	The beneficial interest in the Trust will at all times be divided into an unlimited number of shares, without par value.
Number of Directors/Trustees and Vacancies	The number of Trustees will be fixed by the Trustees, except that, subsequent to any sale of shares pursuant to a public offering, there will be not less than three Trustees. Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least	The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. The shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the

Exhibit 2-12

	Current Declaration of Trust	Proposed Declaration of Trust
	two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by the shareholders, the Trustees must call a meeting of shareholders for the purpose of electing Trustees.	Trustees for that purpose and to the extent required by applicable law.
Involuntary Redemption of Accounts	The Trust will have the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as determined in accordance with the Declaration of Trust: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.	The Trust will have the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as described in the Declaration of Trust: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any series or class.

*	Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the form of Proposed Declaration.

Exhibit 2-13

Exhibit 3

FORM OF

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

MASSMUTUAL SELECT FUNDS

Exhibit 3-a

Exhibit 3-b

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

MASSMUTUAL SELECT FUNDS

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made in Springfield, Massachusetts this             day of             , 2011 by the Trustees hereunder and the holders of shares of beneficial interest issued and to be issued hereunder as hereinafter provided, amends and restates the Agreement and Declaration of Trust made in Springfield, Massachusetts the 28th day of May, 1993, as amended.

WHEREAS, pursuant to Article IX, Section 7 of the Agreement and Declaration of Trust, the Trustees of the Trust have determined that the Agreement and Declaration of Trust should be amended and restated in its entirety as hereinafter set forth; and

WHEREAS, the shareholders of the Trust have approved this Amended and Restated Agreement and Declaration of Trust as provided in Article IX, Section 7 of the Agreement and Declaration of Trust; and

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name. This Trust shall be known as “MassMutual Select Funds”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided,

(a) “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust at this date and the persons serving in such office from time to time in the future;

(c) “Shares” means the equal proportionate units into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust (or in the property belonging to any Series allocable to any Class of that Series) (as the context may require) shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

Exhibit 3-1

(f) The terms “Commission” and “principal underwriter” shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” and “this Declaration” shall mean this Amended and Restated Agreement and Declaration of Trust, as further amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) “Series Company” refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(j) “Series” refers to the Series of Shares established and designated under or in accordance with the provisions of Article III; and

(k) “Class” refers to any class of Shares of a Series established and designated under or in accordance with the provisions of Article III. The Shares of a Class shall represent a subset of Shares of a Series, and the Shares of each Class, together with the Shares of all other Classes of the same Series, shall constitute all Shares of that Series.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, money market instruments, commodities, commodity contracts and options thereon.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have the voting rights as provided in Article V hereof, and holders of the Shares of any Series or Class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or Class made pursuant to Article IX, Section 4 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets belonging to that Series (or allocable to the Shares of that Class) or in any way affecting the rights of Shares of any other Series or Class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Exhibit 3-2

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners of each other. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of, without limitation, (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or Classes in addition to the Series or Classes established in Section 6 of this Article III. The establishment and designation of any Series of Shares in addition to the Series established and designated in Section 6 of this Article III shall be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution. The establishment and designation of any Class of Shares in addition to the Classes established and designated in Section 6 of this Article III shall be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution.

Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders:

(a) create one or more Series or Classes of Shares (with respect to or in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine, and reclassify any or all outstanding Shares as shares of particular Series or Classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

(c) combine one or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

(d) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any consolidation, merger or transfer of assets of the Trust or a Series as set forth in Article IX, Section 5;

(e) change the designation of any Series or Class of Shares;

Exhibit 3-3

(f) change the method of allocating dividends among the various Series and Classes of Shares;

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or Classes of Shares;

(h) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes; and

(i) divide one or more Series of Shares into one or more Classes on such terms and conditions as the Trustees may determine.

Section 6. Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or Classes or to modify the rights and preferences of any Series or Classes, the following Series and Classes have been and are established and designated as of the date of this amendment and restatement:

[List to be updated as of time of Signing]

Shares of each Series established in this Section 6 shall have the following rights and preferences relative to Shares of each other Series together with such other rights and preferences relative to such other Series as are set forth in any resolution of the Trustees establishing and designating such Series of Shares, and Shares of each Class of a Series divided into two or more Classes shall have such rights and preferences relative to other Classes of the same Series as are set forth below, together with such other rights and preferences relative to such other Classes as are set forth in any resolution of the Trustees establishing and designating such Class of Shares:

(a) Assets Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time, in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time

Exhibit 3-4

in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(c) Apportionment of Assets etc. in Case of Series with Multiple Classes. In the case of any Series whose Shares are issued in two or more Classes, to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs, and reserves belonging or attributable to that Series may be allocated or attributed to a particular Class of Shares of that Series or apportioned among two or more Classes of such Series; and (ii) Shares of any Class of such Series may have priority or preference over Shares of other Classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series of Class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same Class and that all dividends and distributions to Shareholders of a particular Class shall be made ratably among all Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

(d) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series) with respect to, nor any redemption or repurchase of, the Shares of any Series shall be effected by the Trust other than from the assets belonging to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets belonging to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.

(e) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or Class shall not be entitled to vote on any matters as to which such Series or Class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in this Declaration or in the Bylaws, be voted in the aggregate as a single class without regard to Series or Class of Shares, except that (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class as the Trustees shall determine, and (ii) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

(f) Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of a Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets and liabilities belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular Class of Shares of a Series shall represent an equal proportionate interest in the assets belonging to that Class (subject to the liabilities belonging to that Class), and each Share of any particular Class shall be equal to each other Share of that Class.

(g) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(h) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(i) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, as applicable, unless otherwise required by applicable law, to combine the

Exhibit 3-5

assets and liabilities belonging to any two or more Series (or the assets allocable to any two or more Classes) into assets and liabilities belonging (or allocable) to a single Series or Class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or any Series as set forth in Article IX, Section 5.

(j) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish and rescind the establishment and designation of that Series, by vote or written consent of a majority of the then Trustees. At any time that there are no Shares outstanding of any particular Class previously established and designated of a Series, the Trustees may abolish that Class and rescind the establishment and designation thereof, by vote or written consent of a majority of the then Trustees.

Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 9. Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of this Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a Series shall be subject to the right of the Shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ARTICLE IV

The Trustees

Section 1. Election and Tenure. The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Exhibit 3-6

Section 2. Effect of Death, Resignation, Etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities or investment transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove Trustees from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; they may retain a transfer agent or a shareholder servicing agent, or both; they may provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; they may set record dates for the determination of Shareholders with respect to various matters; and in general they may delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or other investment which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or other property held in the Trust;

(g) To join with other security holders or investors in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security or other investment to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or other investment (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

Exhibit 3-7

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds or other property;

(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(1) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;

(m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To enter into forward commitments, futures contracts and swap contracts and to buy and sell options on futures contracts or swap contracts and to buy, sell, and/or to enter into transactions with respect to any other securities or derivative instruments; and

(o) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act may engage.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, administrator, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Exhibit 3-8

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series with Massachusetts Mutual Life Insurance Company or any other partnership, corporation, trust, association or other organization (the “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other partnership, corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor, principal underwriter or placement agent for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, administrator, adviser, principal underwriter, placement agent, distributor or affiliate or agent of or for any partnership, corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any partnership, corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or Class to the extent and as provided in Article IX, Section 4, and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless

Exhibit 3-9

challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or Class are outstanding the Trustees may exercise all rights of Shareholders of that Series or Class with respect to matters affecting that Series or Class and may with respect to that Series or Class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the Bylaws or by this Declaration of Trust, 10% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or Classes is to vote as a single class separate from any other Shares, 10% of the Shares of such Class shall constitute a quorum at a Shareholders’ meeting of that Class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a larger vote. In any case where Shares of one or more Series or Classes are voted separately, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares voted shall be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such a meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or Classes for all or any part of the period between a record date and a meeting of Shareholders or the payment of a distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Exhibit 3-10

Section 6. Additional Provisions. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE VI

Net Income, Distributions, and Redemptions and Repurchases

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series or Class, in Shares of that Series or Class, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series or Class and may from time to time distribute to the Shareholders of each Series or Class, in shares of that Series or Class, cash or otherwise, such additional amounts, but only from the assets belonging to such Series (or allocable to such Class), as they may authorize. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust at the date and time of record established for that payment of such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or Class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the Bylaws. Determinations of net income of any Series or Class and determination of income, asset values, capital gains, expenses, and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

If, for any reason, the net income of any Series or Class determined at any time is a negative amount, in the discretion of the Trustees the pro rata share of such negative amount allocable to each Shareholder of such Series or Class may constitute a liability of such Shareholder to that Series or Class which shall be paid out of such Shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or Class in the account of such Shareholder, or (z) otherwise.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the policies and procedures that may be adopted from time to time by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interests of the remaining Shareholders of the Series or Class the Shares of which are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Exhibit 3-11

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 2 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or Class.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment of compensation for the same by the Trust.

Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based

Exhibit 3-12

upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Section 6. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular Series of Shares of which he or she is or was a Shareholder.

Exhibit 3-13

ARTICLE IX

Miscellaneous

Section 1. Trustees, Shareholders, Etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or to the assets of that particular Series for payment under such credit, contract or claim; and neither Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a Trustee pursuant to Article VIII of this Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, the appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such an appointment, designation or identification or of such knowledge, experience or qualification, nor shall such an appointment, designation or identification or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such an appointment, designation or identification or such knowledge, experience or qualification.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust or Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 50% of the Shares of each Series entitled to vote and voting separately by Series or by the Trustees by written notice to the

Exhibit 3-14

Shareholders. Any Series or Class may be terminated at any time by vote of at least 50% of the Shares of that Series or Class or by the Trustees by written notice to the Shareholders of that Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to distributable form in cash or shares or other securities or other property, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular Class, as the case may be) to the Shareholders of that Series (or Class as the case may be), as a Series (or Class as the case may be), ratably according to the number of Shares of that Series (or Class as the case may be) held by the several Shareholders on the date of termination.

Section 5. Merger, Consolidation or Transfer. The Trust, or any one or more Series or Classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, Class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series or Class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of Shareholders of the Trust or relevant Series or Class.

Section 6. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein”, “hereof’ and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. The Trustees may without shareholder vote amend or otherwise supplement this Declaration of Trust, including without limitation by way of an amendment and restatement. Shareholders shall

Exhibit 3-15

have the right to vote only (a) to the extent required by applicable law or otherwise required by this Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

IN WITNESS WHEREOF, this Amended and Restated Agreement and Declaration of Trust is hereby adopted by the Trustees as of this [            ] day of [            ], 201[1].

[Signature block follows]

Exhibit 3-16

Exhibit 4

FORM OF

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

for Select [            ] Fund

This Amended and Restated INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated as of [date], is between Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ~~corporation~~ (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), ~~effective this             day of             , 200[]~~ on behalf of its series MassMutual Select             Fund (the “Fund”).

WHEREAS, the Trust is an open-end ~~diversified~~ management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”)~~;WHEREAS, MassMutual Select             Fund (the “Fund”) is a series of the Trust~~;

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)~~,~~; and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

WHEREAS, the Trust and the Manager wish to amend and restate the Investment Management Agreement between them originally dated [date];

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.	General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth~~. The Manager shall, in all matters, give to the Fund and the Trust’s Board of Trustees the benefit of the Manager’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to~~, in each case in accordance with:

(a) the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(b) any other applicable provisions of state or federal law;

(c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

(d) policies and determinations of the Board of Trustees of the Trust;

(e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund’s shareholders; and/or

(f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

Exhibit 4-1

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund~~, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market~~.

2.	Duties of the Manager.

(a) The Manager shall, subject to the direction and control ~~by~~of the Trust’s Board of Trustees (i) ~~regularly provide investment advice and recommendations to the Fund, with respect to the Fund’s investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the~~(except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities ~~and other investments held in the portfolio of the Fund~~; and (~~iv~~ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b) ~~Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.~~In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;

-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;

-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;

-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;

-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;

-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;

-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;

-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;

Exhibit 4-2

-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and

-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

~~(c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.~~(c) In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

(d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or ~~sub-adviser~~subadviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of ~~their respective~~its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own ~~account~~accounts or for the account of others for whom it or they may be acting~~, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement~~.

(e) The Manager ~~shall cooperate with the Trust by providing the Trust with any information in the Manager’s possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.~~shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

(f) The Manager shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

3.	Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a) cash flow estimates on request;

(b) notice of the Fund’s “investable funds” by 9:00 a.m. each business day; and

(c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e), and (f) of Section 1 hereof, above.

Exhibit 4-3

4.	Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of [varies by Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month~~.~~ [add if fund has a Cayman subsidiary: ; provided, however, that the amount of the fee payable to the Manager hereunder in respect of any period shall be reduced by the amount of any investment advisory or management fees payable by any subsidiary of the Fund to any investment manager in respect of that period]. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

5.	Portfolio Transactions and Brokerage.

(a) The Manager is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker- dealers”), including ~~“affiliated”~~broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain~~, at reasonable expense,~~ the best execution ~~(prompt and reliable execution at the most favorable security price obtainable)~~ of the Fund’s portfolio transactions.

(b) The Manager may effect the purchase and sale of securities ~~(which are otherwise publicly traded)~~ in private transactions on such terms and conditions as are customary in such transactions, may use a broker ~~in such~~ to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Manager shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

Exhibit 4-4

6.	Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement ~~shall remain in effect until two years from the date first above written. Thereafter it~~ shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees~~, including the vote of the~~ or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or ~~“~~interested persons~~” (as defined in the Act)~~ of any such party cast in person at a meeting called for the purpose of voting on such approval~~, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund~~.

7.	Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment ~~or in the event upon the termination of the Advisory Management Agreement~~; it may also be terminated without penalty: (i) at any time for cause or ~~with the consent~~by agreement of the parties ~~and the Trust by the Trust or the Manager at any time without penalty~~or (ii) by either party upon sixty days’ written notice to the other party ~~and the Trust; or (ii) by the Trust at any time without penalty upon sixty days’ written notice to the Trust and the Manager provided that such termination by~~.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the ~~Trust~~part of the Fund shall ~~be directed or~~have been approved by ~~a~~the vote of ~~a~~the majority ~~of all~~ of the Trustees of the Trust ~~then in office or by the vote of~~who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a ~~“~~majority~~”~~ of the outstanding voting securities of the Fund ~~(as defined in the Act)~~, if such approval is required by the 1940 Act or the rules and regulations thereunder.

8.	~~Investment Sub-Advisory Contracts.~~ Standard of Care; Limitation of Liability; Reliance; etc.

(a) Standard of Care. Notwithstanding any other provisions of this Management Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

(b) Legal Advice. On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice.

(c) Good Faith Reliance. The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(d) Damages. Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(e) Acts of God. In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond

Exhibit 4-5

its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

9.	Investment Subadvisory Contracts.

(a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, ~~(~~subject ~~only~~ to approval by the Trust’s Board of Trustees and, if ~~necessary~~required by applicable law, the Trust’s shareholders~~)~~, select and contract with ~~an investment sub-adviser (the “Sub-Adviser”) for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to an Investment Sub-Advisory Agreement in substantially the form presented hereto (the “Sub-Adviser Agreement”) and will be obligated to:(1) Furnish~~one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program ~~as to those assets of the Trust~~ and determining which securities will be purchased or sold for the Fund ~~as allocated by the Manager;(2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and (3) Place~~, and what portion may be held uninvested, and placing all orders for the purchase and sale of ~~investments of the Fund~~portfolio securities for the Fund and selecting broker-dealers in connection therewith.

(b) The Manager will be responsible for payment of all compensation to any ~~Sub-Adviser~~Subadviser and other persons and entities to which Manager delegates any duties hereunder.

(c) The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

~~9.~~10.	Disclaimer of Shareholder Liability.

~~The Trust and the Manager understand~~A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Management Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of ~~the Trust under~~ this Management Agreement are not binding upon any ~~Trustee or shareholder of the Trust personally, but bind~~of the Trustees or shareholders individually but are binding only upon the ~~Trust~~assets and ~~the Trust’s~~ property of the Fund. ~~The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.~~

~~10.~~11.	Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party~~, with a copy to the Trust,~~ at the addresses below or such other address as such other party may designate for the receipt of such notice.

Exhibit 4-6

If to the Manager:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma
Senior Vice President

If to the Trust:	MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

12.	Use of Name by the Trust.

The Trust and the Fund recognize the Manager’s ownership and control of the name “MassMutual” and agree that their right to use such name is non-exclusive and can be terminated by the Manager at any time. The right of the Trust and the Fund to use of such name will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such name at and after such time.

13.	Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

14.	Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

[Signature block follows]

Exhibit 4-7

Exhibit 5

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of October 17, 2011 was as follows:

MassMutual Select BlackRock Global Allocation Fund	51,823,166.209
MassMutual Select Blue Chip Growth Fund	60,686,129.098
MassMutual Select Core Opportunities Fund	5,888,176.269
MassMutual Select Diversified International Fund	20,843,822.464
MassMutual Select Diversified Value Fund	31,596,011.367
MassMutual Select Focused Value Fund	35,433,316.925
MassMutual Select Fundamental Value Fund	111,366,160.767
MassMutual Select Growth Opportunities Fund	47,374,662.961
MassMutual Select Indexed Equity Fund	174,128,476.633
MassMutual Select Large Cap Growth Fund	6,964,526.602
MassMutual Select Large Cap Value Fund	55,752,169.302
MassMutual Select Mid Cap Growth Equity II Fund	99,019,228.764
MassMutual Select Mid-Cap Value Fund	14,787,176.525
MassMutual Select NASDAQ-100 Fund	8,344,628.231
MassMutual Select Overseas Fund	79,817,359.391
MassMutual Select PIMCO Total Return Fund	162,636,901.887
MassMutual Select Small Cap Growth Equity Fund	48,523,231.401
MassMutual Select Small Cap Value Equity Fund	11,538,130.876
MassMutual Select Small Company Growth Fund	5,910,323.214
MassMutual Select Small Company Value Fund	35,964,950.624
MassMutual Select Strategic Balanced Fund	5,620,547.130
MassMutual Select Strategic Bond Fund	18,211,461.822
MassMutual Select Value Equity Fund	3,929,468.811
MassMutual RetireSMART 2010 Fund	10,426,105.994
MassMutual RetireSMART 2015 Fund	171,596.178
MassMutual RetireSMART 2020 Fund	37,543,705.020
MassMutual RetireSMART 2025 Fund	172,977.393
MassMutual RetireSMART 2030 Fund	31,309,078.118
MassMutual RetireSMART 2035 Fund	172,975.472
MassMutual RetireSMART 2040 Fund	19,332,320.743
MassMutual RetireSMART 2045 Fund	127,018.630
MassMutual RetireSMART 2050 Fund	3,908,053.214
RetireSMART In Retirement Fund	10,187,673.106
MassMutual RetireSMART Conservative Fund	26,243,327.068
MassMutual RetireSMART Growth Fund	6,654,937.121
MassMutual RetireSMART Moderate Fund	54,025,916.702
MassMutual RetireSMART Moderate Growth Fund	40,106,033.980

Exhibit 5-1

Ownership of Shares

As of October 17, 2011, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each of the following Funds, and therefore for certain purposes may be deemed to “control” these Funds, as that term is defined in the 1940 Act:

MassMutual Select Blue Chip Growth Fund	81.81%
MassMutual Select Core Opportunities Fund	44.10%
MassMutual Select Diversified Value Fund	45.43%
MassMutual Select Focused Value Fund	79.69%
MassMutual Select Fundamental Value Fund	76.05%
MassMutual Select Growth Opportunities Fund	75.80%
MassMutual Select Indexed Equity Fund	68.23%
MassMutual Select Large Cap Value Fund	81.88%
MassMutual Select Mid Cap Growth Equity II Fund	71.91%
MassMutual Select Mid-Cap Value Fund	35.83%
MassMutual Select NASDAQ-100 Fund	91.10%
MassMutual Select Overseas Fund	58.09%
MassMutual Select PIMCO Total Return Fund	80.52%
MassMutual Select Small Cap Growth Equity Fund	62.51%
MassMutual Select Small Cap Value Equity Fund	48.50%
MassMutual Select Small Company Growth Fund	45.52%
MassMutual Select Small Company Value Fund	76.76%
MassMutual Select Strategic Balanced Fund	91.62%
MassMutual Select Strategic Bond Fund	66.07%
MassMutual Select Value Equity Fund	98.63%
MassMutual RetireSMART 2010 Fund	71.22%
MassMutual RetireSMART 2015 Fund	86.55%
MassMutual RetireSMART 2020 Fund	76.56%
MassMutual RetireSMART 2025 Fund	75.83%
MassMutual RetireSMART 2030 Fund	79.03%
MassMutual RetireSMART 2035 Fund	86.27%
MassMutual RetireSMART 2040 Fund	79.58%
MassMutual RetireSMART 2045 Fund	91.19%
MassMutual RetireSMART 2050 Fund	83.85%
RetireSMART In Retirement Fund	58.69%
MassMutual RetireSMART Conservative Fund	100.00%
MassMutual RetireSMART Growth Fund	100.00%
MassMutual RetireSMART Moderate Fund	100.00%
MassMutual RetireSMART Moderate Growth Fund	100.00%

As of October 17, 2011, the following entities owned of record the following percentages of each of the following Funds, and therefore for certain purposes may be deemed to “control” these Funds, as that term is defined in the 1940 Act:

MassMutual Select BlackRock Global Allocation Fund
MAC & CO Account PWKF1032002 Mutual Fund Operations	56.21%

MassMutual Select Diversified International Fund
Board of Trustees for the Elevator Contructors Annuity & 401K Retirement Plan	47.40%

Exhibit 5-2

As of October 17, 2011, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Select BlackRock Global Allocation Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	6.98%
MAC & Co Account PWBF1032002 Mutual Fund Operations (Class S)	23.74%
L & F Indemnity Limited (Class S)	8.04%
MAC & Co Account PWPF1032002 Mutual Fund Operations (Class S)	7.10%
Taynik & Co c/o State Street Bank & Trust (Class Y)	99.99%

MassMutual Select Blue Chip Growth Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	16.46%
Taynik & Co c/o State Street Bank & Trust (Class Y)	29.54%

MassMutual Select Core Opportunities Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	12.38%
Taynik & Co c/o State Street Bank & Trust (Class L)	78.14%
MassMutual RetireSMART Moderate Fund (Class S)	21.38%
MassMutual RetireSMART Moderate Growth Fund (Class S)	15.57%
MassMutual RetireSMART 2020 Fund (Class S)	14.13%
MassMutual RetireSMART 2030 Fund (Class S)	11.73%
MassMutual RetireSMART Conservative Fund (Class S)	9.55%
MassMutual RetireSMART 2040 Fund (Class S)	7.09%
Taynik & Co c/o State Street Bank & Trust (Class Y)	22.08%

MassMutual Select Diversified International Fund
MassMutual RetireSMART Moderate Growth Fund (Class S)	11.11%
MassMutual RetireSMART 2030 Fund (Class S)	8.57%
MassMutual RetireSMART 2020 Fund (Class S)	8.31%
MassMutual RetireSMART Moderate Fund (Class S)	6.93%
MassMutual RetireSMART 2040 Fund (Class S)	5.62%
SEI Private Trust Company c/o State Street Bank & Trust ID571 (Class Y)	59.73%

MassMutual Select Diversified Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	9.42%
Board of Trustees for the Elevator Constructors Annuity & 401K Retirement Plan (Class S)	27.43%
Taynik & Co c/o State Street Bank & Trust (Class S)	13.21%
MassMutual RetireSMART Moderate Growth Fund (Class S)	5.93%
MassMutual RetireSMART 2030 Fund (Class S)	5.04%
Taynik & Co c/o State Street Bank & Trust (Class Y)	17.67%
Taynik & Co c/o State Street Bank & Trust (Class L)	15.28%

MassMutual Select Focused Value Fund
NFS LLC FEBO NFS/FMTC IRA Robert Levy (Class A)	14.14%
Taynik & Co c/o State Street Bank & Trust (Class A)	9.41%
Taynik & Co c/o State Street Bank & Trust (Class L)	14.42%
MITRA And Co FBO 98 (Class L)	5.01%
Taynik & Co c/o State Street Bank & Trust (Class Y)	14.03%
MassMutual RetireSMART Moderate Fund (Class Z)	21.06%
MassMutual RetireSMART 2020 Fund (Class Z)	14.52%

Exhibit 5-3

MassMutual RetireSMART Moderate Growth Fund (Class Z)	14.38%
MassMutual RetireSMART 2030 Fund (Class Z)	11.72%
MassMutual RetireSMART Conservative Fund (Class Z)	9.60%
MassMutual RetireSMART 2040 Fund (Class Z)	7.35%

MassMutual Select Fundamental Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	22.15%
Taynik & Co c/o State Street Bank & Trust (Class L)	28.45%
Board of Trustees Stationary Engineers Local 39 Annuity Trust (Class L)	9.09%
Taynik & Co c/o State Street Bank & Trust (Class S)	7.39%
Taynik & Co c/o State Street Bank & Trust (Class Y)	22.54%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	12.42%
MassMutual RetireSMART 2030 Fund (Class Z)	10.37%
MassMutual RetireSMART Moderate Fund (Class Z)	9.99%
MassMutual RetireSMART 2020 Fund (Class Z)	8.55%
MassMutual RetireSMART 2040 Fund (Class Z)	7.09%

MassMutual Select Growth Opportunities Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	9.90%
Taynik & Co c/o State Street Bank & Trust (Class L)	31.51%
Taynik & Co c/o State Street Bank & Trust (Class S)	6.36%
MassMutual RetireSMART Moderate Growth Fund (Class S)	5.20%
Taynik & Co c/o State Street Bank & Trust (Class Y)	7.64%

MassMutual Select Indexed Equity Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	39.30%
Taynik & Co c/o State Street Bank & Trust (Class I)	21.34%
Taynik & Co c/o State Street Bank & Trust (Class L)	19.74%
Taynik & Co c/o State Street Bank & Trust (Class S)	14.93%
Norwest Bank Colorado Trust Savings & Supplemetal Retirement Plan of Novant Health Systems Inc. (Class S)	9.76%
Norwest Bank Colorado Trust Tax Deferred Savings Retirement Plan of Novant Health Systems Inc. (Class S)	9.12%
Taynik & Co c/o State Street Bank & Trust (Class Y)	40.21%

MassMutual Select Large Cap Growth Fund
NFS/FMTC Rollover IRA FBO David Luu (Class A)	8.83%
MassMutual RetireSMART 2030 Fund (Class S)	19.86%
MassMutual RetireSMART 2020 Fund (Class S)	16.63%
MassMutual RetireSMART Moderate Growth Fund (Class S)	13.32%
MassMutual RetireSMART 2040 Fund (Class S)	13.01%
MassMutual RetireSMART Moderate Fund (Class S)	10.33%

MassMutual Select Large Cap Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	21.56%
Taynik & Co c/o State Street Bank & Trust (Class L)	16.66%
Taynik & Co c/o State Street Bank & Trust (Class S)	5.89%
Taynik & Co c/o State Street Bank & Trust (Class Y)	9.13%

MassMutual Select Mid Cap Growth Equity II Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	20.10%
Taynik & Co c/o State Street Bank & Trust (Class L)	12.87%
Taynik & Co c/o State Street Bank & Trust (Class S)	24.06%
Taynik & Co c/o State Street Bank & Trust (Class Y)	33.98%

Exhibit 5-4

MassMutual RetireSMART Moderate Fund (Class Z)	15.14%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	13.41%
Taynik & Co c/o State Street Bank & Trust (Class Z)	11.48%
MassMutual RetireSMART 2020 Fund (Class Z)	11.26%
MassMutual RetireSMART 2030 Fund (Class Z)	10.93%
MassMutual RetireSMART 2040 Fund (Class Z)	7.34%

MassMutual Select Mid-Cap Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	42.00%
MassMutual RetireSMART Moderate Fund (Class S)	13.28%
MassMutual RetireSMART Moderate Growth Fund (Class S)	11.40%
MassMutual RetireSMART 2020 Fund (Class S)	9.76%
MassMutual RetireSMART 2030 Fund (Class S)	9.21%
Taynik & Co c/o State Street Bank & Trust (Class S)	7.45%
MassMutual RetireSMART 2040 Fund (Class S)	6.13%
Taynik & Co c/o State Street Bank & Trust (Class Y)	77.27%

MassMutual Select NASDAQ-100 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.21%

MassMutual Select Overseas Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	11.38%
Taynik & Co c/o State Street Bank & Trust (Class L)	15.35%
Taynik & Co c/o State Street Bank & Trust (Class S)	12.00%
MassMutual RetireSMART Moderate Fund (Class Z)	19.00%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	18.99%
MassMutual RetireSMART 2030 Fund (Class Z)	15.25%
MassMutual RetireSMART 2020 Fund (Class Z)	14.86%
MassMutual RetireSMART 2040 Fund (Class Z)	9.95%

MassMutual Select PIMCO Total Return Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	7.76%
Taynik & Co c/o State Street Bank & Trust (Class L)	39.45%
Taynik & Co c/o State Street Bank & Trust (Class N)	12.63%
Taynik & Co c/o State Street Bank & Trust (Class S)	20.08%
Taynik & Co c/o State Street Bank & Trust (Class Y)	7.85%
Board of Trustees for the Elevator Constructors Annuity & 401K Retirement Plan (Class Z)	38.44%
Taynik & Co c/o State Street Bank & Trust (Class Z)	10.36%

MassMutual Select Small Cap Growth Equity Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	15.92%
Taynik & Co c/o State Street Bank & Trust (Class L)	7.16%
MAC & Co Account PWKF1034002 Mutual Fund Operations (Class S)	22.44%
MAC & Co Account PWBF1034002 Mutual Fund Operations (Class S)	9.29%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	16.05%
MassMutual RetireSMART Moderate Fund (Class Z)	12.72%
MassMutual RetireSMART 2030 Fund (Class Z)	12.63%
Taynik & Co c/o State Street Bank & Trust (Class Z)	9.21%
MassMutual RetireSMART 2040 Fund (Class Z)	8.71%
MassMutual RetireSMART Conservative Fund (Class Z)	6.10%
MassMutual RetireSMART 2020 Fund (Class Z)	5.79%

Exhibit 5-5

Taynik & Co c/o State Street Bank & Trust (Class Y)	19.75%

MassMutual Select Small Cap Value Equity Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	19.31%
Board of Trustees for the Elevator Constructors Annuity & 401K Retirement Plan (Class S)	20.15%
MassMutual RetireSMART Moderate Fund (Class S)	8.31%
MassMutual RetireSMART Moderate Growth Fund (Class S)	8.19%
MassMutual RetireSMART 2030 Fund (Class S)	5.16%
Taynik & Co c/o State Street Bank & Trust (Class Y)	22.52%

MassMutual Select Small Company Growth Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	5.94%
Taynik & Co c/o State Street Bank & Trust (Class L)	54.10%
Taynik & Co c/o State Street Bank & Trust (Class S)	12.62%
MassMutual RetireSMART Moderate Fund (Class S)	12.14%
MassMutual RetireSMART Moderate Growth Fund (Class S)	9.50%
MassMutual RetireSMART 2020 Fund (Class S)	7.91%
MassMutual RetireSMART 2030 Fund (Class S)	7.85%
MassMutual RetireSMART 2040 Fund (Class S)	6.18%

MassMutual Select Small Company Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	13.20%
Taynik & Co c/o State Street Bank & Trust (Class L)	18.40%
Taynik & Co c/o State Street Bank & Trust (Class S)	19.33%
Taynik & Co c/o State Street Bank & Trust (Class Y)	14.36%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	14.08%
Taynik & Co c/o State Street Bank & Trust (Class Z)	12.96%
MassMutual RetireSMART 2030 Fund (Class Z)	12.63%
MassMutual RetireSMART 2040 Fund (Class Z)	9.43%
MassMutual RetireSMART 2020 Fund (Class Z)	9.34%
MassMutual RetireSMART Moderate Fund (Class Z)	5.57%
MassMutual RetireSMART Conservative Fund (Class Z)	5.21%

MassMutual Select Strategic Balanced Fund
Taynik & Co c/o State Street Bank & Trust (Class L)	8.00%

MassMutual Select Strategic Bond Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	12.04%
Taynik & Co c/o State Street Bank & Trust (Class L)	9.15%
MITRA and Co FBO 98 (Class L)	6.75%
MassMutual RetireSMART Moderate Fund (Class S)	14.93%
MassMutual RetireSMART Conservative Fund (Class S)	12.39%
MassMutual RetireSMART 2020 Fund (Class S)	6.10%
Taynik & Co c/o State Street Bank & Trust (Class Y)	25.58%

MassMutual RetireSMART 2010 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	23.87%
Taynik & Co c/o State Street Bank & Trust (Class L)	8.48%
Taynik & Co c/o State Street Bank & Trust (Class S)	20.43%
Taynik & Co c/o State Street Bank & Trust (Class Y)	20.78%

MassMutual RetireSMART 2015 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	45.12%

Exhibit 5-6

MassMutual RetireSMART 2020 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	24.27%
Taynik & Co c/o State Street Bank & Trust (Class S)	22.83%
Taynik & Co c/o State Street Bank & Trust (Class Y)	15.32%

MassMutual RetireSMART 2025 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	64.54%

MassMutual RetireSMART 2030 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.28%
Taynik & Co c/o State Street Bank & Trust (Class L)	6.24%
Taynik & Co c/o State Street Bank & Trust (Class S)	21.23%
Taynik & Co c/o State Street Bank & Trust (Class Y)	22.14%

MassMutual RetireSMART 2035 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	43.60%

MassMutual RetireSMART 2040 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	23.24%
Taynik & Co c/o State Street Bank & Trust (Class S)	24.17%
Taynik & Co c/o State Street Bank & Trust (Class Y)	23.45%

MassMutual RetireSMART 2045 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	45.40%

MassMutual RetireSMART 2050 Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	39.90%
Taynik & Co c/o State Street Bank & Trust (Class L)	24.16%
Taynik & Co c/o State Street Bank & Trust (Class S)	12.72%
Taynik & Co c/o State Street Bank & Trust (Class Y)	7.13%

RetireSMART In Retirement Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	42.55%
NFS/FMTC Rollover IRA FBO Robert Flynn (Class A)	9.68%
Taynik & Co c/o State Street Bank & Trust (Class S)	15.00%
Taynik & Co c/o State Street Bank & Trust (Class Y)	44.75%
First County Bank Trust Department FBO Tata Chemical NA (Class Y)	8.14%

Exhibit 5-7